Exhibit 1.1
[                    ] Shares
Emdeon Inc.
Class A Common Stock, par value $0.00001 per share
UNDERWRITING AGREEMENT
[                    ], 2009

[                    ], 2009
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
UBS Securities LLC
Barclays Capital Inc.
As representatives of the several Underwriters
named in Schedule II hereto
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
UBS Securities LLC
299 Park Avenue
New York, New York 10171
Barclays Capital Inc.
745 7th Avenue
New York, New York 10019
Ladies and Gentlemen:
     Emdeon Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the “Underwriters”), and certain shareholders of the Company (the “Selling Shareholders”) named in Schedule I hereto severally propose to sell to the several Underwriters, an aggregate of [                    ] shares of Class A Common Stock, par value $0.00001 per share, of the Company (the “Firm Shares”), of which [                    ] shares are to be issued and sold by the Company and [                    ] shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder’s name in Schedule I hereto. Defined terms used but not otherwise defined herein have the meaning ascribed thereto in the Time of Sale Prospectus (as defined below).
     The Selling Shareholders also propose to issue and sell to the several Underwriters not more than an additional [                    ] shares of the Company’s Class A Common Stock, par value $0.00001 per share (the “Additional Shares”), if and to the extent that you, as managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of Class A Common Stock, par value $0.00001, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Class A Common Stock.” The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the “Sellers.”
     The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective (the “Effective Date”), including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness pursuant to Rule 430A is hereinafter referred to as a “preliminary prospectus”; the prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register additional shares of Class A Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.
     For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus together with the free writing prospectuses, if any, each identified in Schedule III hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein.
     The transactions set forth in this paragraph and described more fully in the Time of Sale Prospectus under “Organizational Structure” are referred to collectively as the “Reorganization Transactions.” Prior to the date hereof, the limited liability agreement of the Company’s subsidiary, EBS Master LLC (the “LLC”) has been amended such that the Company has become the sole managing member of the LLC. The Company has amended and restated its certificate of incorporation and reclassified the common stock held by its stockholders into an aggregate of [                    ] shares of Class A Common Stock. The Company has redeemed from its stockholders [                    ] shares of its

Class A common stock in exchange for the rights by its stockholders to receive payments under one of the tax receivable agreements with the Tax Receivable Entity (which rights were then immediately contributed (directly or indirectly) by the Company’s stockholders to the Tax Receivable Entity). Pursuant to the merger of EBS Acquisition II LLC and EBS Holdco I, LLC, a wholly owned subsidiary of the Company, EBS Acquisition II LLC’s members, all of whom are investment funds organized and controlled by General Atlantic, received an aggregate of [                    ] shares of Class A Common Stock and rights to receive payments under one of the tax receivable agreements with the Tax Receivable Entity (which rights were then immediately contributed (directly or indirectly) to the Tax Receivable Entity, in exchange for their former indirect interest in the LLC) and EBS Holdco I, LLC remained as the surviving corporation. Pursuant to the merger of H&F Harrington AIV II, L.P. with EBS Holdco II, LLC, a wholly owned subsidiary of the Company, H&F Harrington AIV II, L.P. received an aggregate of [                    ] shares of Class A Common Stock and rights to receive payments under one of the tax receivable agreements with the Tax Receivable Entity (which rights were then immediately contributed (directly or indirectly) to the Tax Receivable Entity, in exchange for Harrington AIV II, L.P.’s former indirect interest in the LLC) and EBS Holdco II, LLC remained as the surviving corporation. Each of the H&F Continuing LLC Members continue to hold an aggregate of [                    ] EBS Units, and were issued [                    ] shares of the Company’s Class B Common Stock, par value $0.00001 per share, which have voting but no economic rights (the “Class B Common Stock”), and also received rights to enter into one of the tax receivable agreements with the Tax Receivable Entity (which rights were then immediately contributed (directly or indirectly) to the Tax Receivable Entity). The eRX Members continue to hold an aggregate of [                    ] EBS Units and were issued an aggregate of [                    ] shares of Class B Common Stock. Additionally, the LLC will amend the Fifth Amended and Restated EBS Master LLC limited liability company agreement such that, after the Effective Date but before the Closing Date (as defined in Section 5), Grant Units since the date of grant will be converted into [                    ] vested and unvested EBS Units, and the right to enter into a tax receivable agreement with the Company (the “TRA Rights”), which vested and unvested EBS Units and TRA Rights will be distributed to participants in the EBS Master Amended and Restated Equity Incentive Plan (the “EBS Equity Plan Members”). EBS Equity Plan Members (other than the Company’s directors) will also be granted unvested options to purchase an aggregate of [                    ] shares of Class A Common Stock, at the initial public offering price in respect of Grant Units. The Company will also issue [                    ] shares of Class B Common Stock to recipients of EBS Units pursuant to the foregoing sentence. Subsequent to the date hereof but before the Closing Date, the Company, in its capacity as managing member of the LLC, will cause the vested EBS Phantom Awards to be converted into [                    ] shares of the Company’s Class A Common Stock and the unvested EBS Phantom Awards to be converted into [                    ] unvested restricted stock unit awards, which will entitle a holder of such unvested restricted stock unit awards to receive shares of Class A Common Stock upon vesting. In addition, the Company will issue the EBS Phantom Plan Participants unvested options to purchase [____________] shares of Class A Common Stock at the initial public offering price. The Company will also enter into a Unit Purchase Agreement with certain of the EBS Equity Plan Members, pursuant to which it will purchase EBS Units and shares of Class B common stock from the EBS Equity Plan Members using proceeds it receives from the Firm Shares. The documents set forth on Schedule IV hereto, which have been, or will be, amended or entered into, as applicable, pursuant to the Reorganization Transactions are referred to as the “Reorganization Documents”.
     [                    ] (“DSP Bank”) has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in the Prospectus under the heading “Underwriters” (the “Directed Share Program”). The Shares to be sold by DSP Bank and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares”. Any Directed Shares not orally confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.
     1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:
     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or to the knowledge of the Company threatened by the Commission.
     (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date the Registration Statement did and when the Prospectus is first filed in accordance with Rule 424(b) under the Securities Act and on the Closing Date, and any Option Closing Date (as defined in Section 3), will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) as of [___] p.m. on the date hereof (the “Applicable Time”), the Time of Sale Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) as of the Applicable Time, each issuer free writing prospectus, if any, identified in Schedule III hereto, including each broadly available road show, when considered together with the Time of Sale Prospectus, did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (v) as of its date and as of the Closing Date, and any Option Closing Date, the Prospectus does not contain and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) each issuer free writing prospectus, if any, identified in Schedule III hereto, including each broadly available road show, does not conflict with the information contained in the Registration Statement, the Time of Sale Prospectus, any other issuer free writing prospectus or the Prospectus, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company and the LLC in writing by such Underwriter through you expressly for use therein.
     (c) At the time of the filing of the Registration Statement and at the date of this Agreement, the Company was not and is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.
     (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the current or future consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).
     (e) Each “significant subsidiary” (as defined in Regulation S-X under the Securities Act) of the Company has been duly incorporated or formed, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate or limited liability company power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued shares of capital stock or membership interests of each such subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and except as disclosed in the Registration Statement (including the exhibits thereto) and the Time of Sale Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except where the existence of such liens, encumbrances or claims would not, individually or in the aggregate, have a Material Adverse Effect.
     (f) This Agreement has been duly authorized, executed and delivered by the Company.
     (g) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus.
     (h) The shares of Class A Common Stock (including the Shares to be sold by the Selling Shareholders) and the shares of Class B Common Stock outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.
     (i) The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.
     (j) The EBS Units to be issued to the Company upon the issuance of the Shares, or pursuant to the Reorganization Transactions, are validly issued or have been duly authorized and, when issued and delivered, will be validly issued, and the issuance of such EBS Units will not be subject to any preemptive or similar rights.
     (k) None of the Company nor any of the Company’s significant subsidiaries is (i) in violation of its certificate of incorporation, by-laws, certificate of formation, limited liability company agreement or other organizational document or (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, credit agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, except for any default described in clause (ii) which would not have a Material Adverse Effect.
     (l) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the execution and delivery of the Inducement Agreement (as defined below) by the LLC and the execution and delivery by the Company and its subsidiaries, and the performance by the Company and its subsidiaries of their respective obligations under the Reorganization Documents, and the consummation of the transactions contemplated thereby, including the Reorganization Transactions, will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company or organizational documents of the Company’s significant subsidiaries or (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except for any contravention described in clauses (i) and (iii), which would not have a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required to be obtained or made for the performance by the Company of its obligations under this Agreement, the execution and delivery by the LLC of the Inducement Agreement or for the performance by the Company and its subsidiaries of their respective obligations under the Reorganization Documents or the consummation of the transactions contemplated thereby, including the Reorganization Transactions, except (i) such as may be required by the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and (ii) where the failure to obtain such consent, approval, authorization, order or qualification would not, individually or in the aggregate, have a Material Adverse Effect and would not, individually or in the aggregate, have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement, of the LLC to execute and deliver the Inducement Agreement or of the Company and its subsidiaries to perform their respective obligations under the Reorganization Documents or the consummation of the transactions contemplated thereby, including the Reorganization Transactions.
     (m) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.
     (n) There are no legal or governmental proceedings pending, or to the knowledge of the Company, threatened, to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus, (ii) other than proceedings that would not have a Material Adverse Effect or a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement or the Company and its subsidiaries to perform their respective obligations under the Reorganization Documents or to consummate the transactions contemplated by the Time of Sale Prospectus, including the Reorganization Transactions or (iii)

that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.
     (o) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.
     (p) Neither the Company nor the LLC is, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Time of Sale Prospectus and the Prospectus under the heading “Use of Proceeds” will be, required to be registered as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     (q) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except in the case of each of clauses (i)-(iii) above where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect.
     (r) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Effect.
     (s) Except as disclosed in the Registration Statement and the Time of Sale Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.
     (t) Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any affiliates, directors, officers, employees, agents or representatives of the Company or of any of its subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.
     (u) The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
     (v) (i) The Company represents that none of the Company nor any of its subsidiaries (collectively, the “Entity”) or, to the knowledge of the Entity, any director, officer, employee, agent, affiliate or representative of the Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:
     (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor
     (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

          (ii) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
     (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
     (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
          (iii) The Entity represents and covenants that for the past five years, it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.
     (w) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material adverse change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in the case of each of clauses (i), (ii) and (iii) as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.
     (x) Except as disclosed in the Time of Sale Prospectus, each of the Company and its significant subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except where the failure to own or lease such properties would not have a Material Adverse Effect.
     (y) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except where the failure to so own or possess would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     (z) No labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Time of Sale Prospectus, or, to the knowledge of the Company, is imminent, except for any such dispute that would not have a Material Adverse Effect, and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of their principal suppliers, manufacturers or contractors that would reasonably be expected to have a Material Adverse Effect.
     (aa) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in the Time of Sale Prospectus.
     (bb) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as described in the Time of Sale Prospectus.
     (cc) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except where the failure to so maintain, administer or contribute would not, individually or in the aggregate, have a Material Adverse Effect. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption and transactions with respect to which no material liability to the Company has occurred or could reasonably be expected to occur, either individually or in the aggregate; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions, except for such incurrence that would not, individually or in the aggregate, have a Material Adverse Effect.
     (dd) The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement.
     (ee) The historical consolidated financial statements (including the related notes) set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus comply in all material respects with the requirements of the Securities Act and present fairly in all material respects the consolidated financial condition, the consolidated results of operations and the consolidated changes in cash flows of the entities purported to be shown thereby as of and for the periods specified in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”); and the summary and selected historical financial data set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent in all material respects with that of the audited consolidated financial statements set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus or the unaudited condensed consolidated financial statements, as the case may be.
     (ff) Ernst & Young LLP, whose reports are filed with the Commission as a part of the Registration Statement, is and, during the periods covered by their reports, was an independent registered public accounting firm with respect to the Company as required by the Securities Act and the published rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).
     (gg) The Company and each of its subsidiaries maintain a system of internal accounting controls over financial reporting sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Time of Sale Prospectus, since the end of the Company’s most recent audited fiscal year, (i) the Company has no reason to believe that there has been any material weakness in the Company’s or the LLC’s internal control over financial reporting (whether or not remediated) and (ii) there has been no change in the Company’s or the LLC’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s or the LLC’s internal control over financial reporting.
     (hh) The statements set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Company’s capital stock, under the caption “Material U.S. Federal Tax Considerations for Non-U.S. Holders”, and under the captions “Risk Factors—Government regulation creates risks and challenges with respect to our compliance efforts and our business strategies”, “Organizational Structure”, and “Business—Regulation and Legislation”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.
     (ii) The statistical and market and industry-related data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, other than the data furnished to the Company and the LLC by the Underwriters specifically for use therein, are based on or derived from sources that the Company reasonably believes to be reliable and accurate in all material respects.
     (jj) The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Effect.
     (kk) Except as described in the Time of Sale Prospectus and the Registration Statement, the Company has not sold, issued or distributed any shares of common stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.
     (ll) The Company and the Company’s subsidiaries, as applicable, have duly authorized and, by the Closing Date shall have executed and delivered, each of the Reorganization Documents to which it is a party; each of the

Reorganization Documents to which it is a party is a valid and legally binding agreement of the Company or such subsidiary, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; provided that the Company makes no representation or warranty as to the authorization, execution or delivery of any such agreement by any other party thereto.
     (mm) The Registration Statement, the Prospectus, the Time of Sale Prospectus and any preliminary prospectus comply, and any amendments or supplements thereto will comply, in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus, the Time of Sale Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program.
     (nn) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.
     (oo) The Company has not offered, or caused DSP Bank to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.
     (pp) That certain Inducement Agreement to be dated as of the Closing Date among the Representatives and the LLC (the “Inducement Agreement”) will be duly authorized, executed and delivered by the LLC.
     2. Representations and Warranties of the Selling Shareholders Each Selling Shareholder represents and warrants to and agrees with each of the Underwriters that:
     (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.
     (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under this Agreement, will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation, by-laws, certificate of formation, limited liability company agreement, certificate of limited partnership, limited partnership agreement and/or other organizational document of such Selling Shareholder (as, and if, applicable), or (iii) any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, except in the cases of clause (i) and (iii) for such contraventions that would not have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated hereby, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement, except (A) such as may be required by the Securities Act, the Exchange Act and the securities or Blue Sky laws of the various states and (B) such others as have been obtained in connection with the offer and sale of the Shares.
     (c) Such Selling Shareholder has, and on the Closing Date, and any Option Closing Date, will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder or a security entitlement in respect of such Shares.
     (d) Upon (i) the payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, (ii) delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), (iii) registration of such Shares in the name of DTC, Cede or such other nominee, and DTC or another person on behalf of DTC maintaining possession of certificates representing such Shares and (iv) DTC indicating by book entries on its books that security entitlements with respect to such Shares have been credited to the Underwriter’s securities account, the Underwriter will acquire a security entitlement (within the meaning under Section 8-501 of the New York Uniform Commercial Code (the “New York UCC”)) with respect to such Shares and no action based on an “adverse claim” (as defined in Section 8-102 of the New York UCC) may be asserted against the Underwriters (assuming that (A) the Underwriters are purchasing such Shares without notice of any adverse claim, (B) DTC is a “securities intermediary” as defined in Section 8-102 of the New York UCC and (C) the State of New York is the “security intermediary jurisdiction” of DTC for purposes of Section 8-110 of the New York UCC).
     (e) (i) The Registration Statement, when it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) as of the Applicable Time, the Time of Sale Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) as of its date and as of the Closing Date, and any Option Closing Date, the Prospectus does not contain and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph 2(e) are limited to the collective reference to the name of such Selling Shareholder (including the related footnotes), the number of shares of Class A Common Stock beneficially owned by such Selling Stockholder before and after the offering, the number of shares of Class A Common Stock to be offered by such Selling Shareholder as set forth under “Principal and Selling Stockholders” in the Prospectus and the information in the third paragraph under the caption “Prospectus Summary—Our Principal Equityholders” in the Time of Sale Prospectus and the Prospectus (the “Selling Shareholder Information”).
     3. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $[                    ] a share (the “Purchase Price”) the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.
     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Shareholders agree to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [                    ] Additional Shares at the Purchase Price. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. The number of Additional Shares to be purchased from each Selling Shareholder, by the Underwriters, collectively, shall equal the number of Additional Shares to be purchased from Selling Shareholders collectively multiplied by the fraction obtained by dividing the number of Additional Shares to be sold by such Selling Shareholder, as indicated on Schedule I hereto, by the total number of Additional Shares, as indicated on Schedule I hereto (subject to such adjustments to eliminate fractional shares as you may determine). The number of such Additional Shares to be sold by each Selling Shareholder and purchased by each Underwriter from each Selling Shareholder shall be the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Additional Shares to be sold by such Selling Shareholder as the number of Additional Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Additional Shares set forth in Schedule II hereto. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Additional Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Additional Shares set forth in Schedule II hereto.
     The Company hereby agrees that, without the prior written consent of each of Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., UBS Securities LLC and Barclays Capital Inc. (the “Representatives”) on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock or any membership interests of the LLC or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock or membership interests of the LLC, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Class A Common Stock, membership interests in the LLC or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock or any membership interests in the LLC.
     The restrictions contained in the preceding paragraph shall not apply to (a) the Shares to be sold hereunder, (b) the issuance by the Company of shares of Class A Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, (c) the issuance by the Company of options to purchase shares of Class A Common Stock and other incentive compensation, including restricted stock or restricted stock units, under stock option or similar plans as in effect on the date of this Agreement and as described in the Time of Sale Prospectus, (d) the filing by the Company of any registration statement on Form S-8 with the Commission relating to the offering of securities pursuant to terms of a stock option or similar plan in effect on the date of this Agreement and as described in the Time of Sale Prospectus pursuant to this clause, (e) any issuance or transfer in connection with the Reorganization Transactions as contemplated by the Reorganization Documents or the Registration Statement, (f) any exchange of membership units of the LLC and a corresponding number of shares of Class B common stock of the Company for shares of Class A common stock of the Company, or exercise by the Company of its related call right, in each case in a manner consistent with the provisions therefore detailed in the form of the Sixth Amended and Restated Limited Liability Company Agreement of the LLC filed as an exhibit to the Registration Statement; provided in the case of this clause (f) that no filing under Section 16(a) of the Exchange Act, reporting a change in beneficial ownership of shares of Class A Common Stock or securities convertible into or exercisable or exchangeable for Class A Common Stock, shall be required or shall be voluntarily made during such 180-day period or (g) the issuance by the Company of Class A Common Stock or securities convertible into Common Stock in connection with an acquisition or business combination (including the filing of a registration statement on Form S-4 or any other appropriate form with respect thereto); provided that such issuances are limited in the aggregate to an amount equal to 5% of the total shares of Class A Common Stock outstanding immediately after the completion of the offering (assuming the exchange for shares of Class A Common Stock of all membership units in the LLC and shares of Class B Common Stock outstanding immediately after the completion of the offering) and provided further that recipients of such Class A Common Stock agree to be bound by the terms of the lock-up letter substantially in the form of Exhibit A hereto. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Representatives of any earnings release, news or event that may give rise to an extension of the initial 180-day restricted period.
     4. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at $[___] a share (the “Public Offering Price”) and to certain dealers selected by you at a price that represents a concession not in excess of $[___] a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $[___] a share, to any Underwriter or to certain other dealers.
     5. Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [                    ], 2009, or at such other time on the same or such other date, not later than [                    ], 2009, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

     Payment for any Additional Shares shall be made to the Selling Shareholders in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than [                    ], 2009, as shall be designated in writing by you.
     The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date, or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date, or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.
     6. Conditions to the Underwriters’ Obligations. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [                    ] (New York City time) on the date hereof.
     The several obligations of the Underwriters are subject to the following further conditions:
     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:
     (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of the Company’s subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and
     (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus as of the date of this Agreement that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

     (b) The Underwriters shall have received on the Closing Date a certificate from each of the Company and the LLC, dated the Closing Date and signed by an executive officer of the Company and the LLC, respectively, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement and the LLC contained in the Inducement Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.
     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.
     (c) The Underwriters shall have received on the Closing Date an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, outside counsel for the Company, dated the Closing Date, in substantially the forms as set forth on Exhibits B-1 and B-2 hereto and an opinion of Bass, Berry & Sims PLC, regulatory counsel for the Company, in substantially the form as set forth on Exhibit B-3 hereto.
     (d) The Underwriters shall have received on the Closing Date an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for the Selling Shareholders, in substantially the form as set forth on Exhibit C hereto.
     (e) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell LLP, counsel for the Underwriters, dated the Closing Date, covering such matters as the Underwriters may reasonably request.
     The opinions of Paul, Weiss, Rifkind, Wharton & Garrison LLP and Bass, Berry & Sims PLC described in Sections 6(c) and 6(d) above (and any opinions of counsel for any Selling Shareholder referred to in the immediately preceding paragraph) shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Shareholders, as the case may be, and shall so state therein.
     (f) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
     (g) The Reorganization Transactions to have been completed prior to or simultaneously with the Closing Date, on the terms set forth in the Time of Sale

Prospectus under “Organizational Structure”, shall have been completed prior to or simultaneously with the Closing Date.
     (h) On or prior to the date hereof, you shall have received the “lock-up” agreements, each substantially in the form of Exhibit A hereto, from certain shareholders of the Company, executive officers and directors of the Company relating to sales and certain other dispositions of shares of Class A Common Stock or certain other securities, and such “lock-up” agreements shall be in full force and effect on the Closing Date.
     (i) The LLC shall have entered into the Inducement Agreement.
     The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction of the aforementioned conditions as of the applicable Option Closing Date, including the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.
     7. Covenants of the Company. The Company covenants with each Underwriter as follows:
     (a) To furnish to you, without charge, five conformed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 5:00 p.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(e) or 7(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.
     (b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object in a timely manner, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.
     (c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object in a timely manner.
     (d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the

Underwriter that the Underwriter otherwise would not have been required to file thereunder.
     (e) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.
     (f) If, during such period after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.
     (g) To use commercially reasonable efforts to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that in connection therewith, the Company will not be required to file a general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, or subject itself to taxation for doing business in any jurisdiction in which it is not otherwise so subject.
     (h) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
     (i) To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.
     8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and counsel for the Selling Shareholders in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the reasonable fees and disbursements of one firm of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of one firm of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the Financial Industry Regulatory Authority (FINRA), (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Class A Common Stock and all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and half of the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement , (x) all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program and (xi) all other costs and expenses of the Company incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 10 entitled “Indemnity and Contribution”, Section 11 entitled “Directed Share Program Indemnification” and the last paragraph of Section 13 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them, any advertising expenses connected with any offers they may make and half of the cost of any aircraft chartered in connection with the road show as described in clause (viii) above.
     The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.
     9. Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.
     10. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company and the LLC in writing by such Underwriter through you expressly for use therein.
     (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to the Selling Shareholder Information of such Selling Shareholder provided expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto. The liability of each Selling Shareholder under the indemnity agreement contained in this paragraph and in respect of any claim in respect of a breach of the representations and warranties of such Selling Stockholder contained in Section 2 hereof shall be several and limited to an amount equal to the aggregate Public Offering Price less underwriting discounts and commissions of the Shares sold by such Selling Shareholder under this Agreement.
     (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company and the LLC in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.
     (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 10(a), 10(b) or 10(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing, but the failure to so notify the indemnifying party shall not relieve it from any liability it may have under Sections 10(a), 10(b) or 10(c) above except to the extent that the indemnifying party has been materially prejudiced (through forfeiture of substantive rights or defenses) by such failure and in any event the indemnifying party shall not be relieved from any liability which it may have otherwise than on account of Sections 10(a), 10(b) or 10(c) above, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be in the reasonable judgment of counsel inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the mutual agreement of the Selling Shareholders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless (i) such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (e) To the extent the indemnification provided for in Section 10(a), 10(b) or 10(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 10(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering

Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers and the LLC or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The liability of each Selling Shareholder under the contribution agreement contained in this paragraph shall be several and limited to an amount equal to the aggregate Public Offering Price of the Shares less the underwriting discounts and commissions sold by such Selling Shareholder under this Agreement.
     (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 10(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
     (g) The indemnity and contribution provisions contained in this Section 10 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or the Inducement Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.
     11. Directed Share Program Indemnification. (a) The Company agrees to indemnify and hold harmless DSP Bank, each person, if any, who controls DSP

Bank within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of DSP Bank within the meaning of Rule 405 of the Securities Act (“DSP Bank Entities”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company or the LLC for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of DSP Bank Entities.
     (b) In case any proceeding (including any governmental investigation) shall be instituted involving any DSP Bank Entity in respect of which indemnity may be sought pursuant to Section 11(a), the DSP Bank Entity seeking indemnity, shall promptly notify the Company in writing and the Company, upon request of the DSP Bank Entity, shall retain counsel reasonably satisfactory to the DSP Bank Entity to represent the DSP Bank Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any DSP Bank Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such DSP Bank Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the DSP Bank Entity and representation of both parties by the same counsel would be in the reasonable judgment of counsel inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the DSP Bank Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all DSP Bank Entities. Any such separate firm for the DSP Bank Entities shall be designated in writing by DSP Bank. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the DSP Bank Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a DSP Bank Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the DSP Bank

Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of DSP Bank, effect any settlement of any pending or threatened proceeding in respect of which any DSP Bank Entity is or could have been a party and indemnity could have been sought hereunder by such DSP Bank Entity, unless such settlement includes an unconditional release of the DSP Bank Entities from all liability on claims that are the subject matter of such proceeding.
     (c) To the extent the indemnification provided for in Section 11(a) is unavailable to a DSP Bank Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company in lieu of indemnifying the DSP Bank Entity thereunder, shall contribute to the amount paid or payable by the DSP Bank Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the DSP Bank Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause 11(c)(1) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 11(c)(1) above but also the relative fault of the Company on the one hand and of the DSP Bank Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the DSP Bank Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the DSP Bank Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the DSP Bank Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company and the LLC or by the DSP Bank Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (d) The Company and the DSP Bank Entities agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the DSP Bank Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(b). The amount paid or payable by the DSP Bank Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the DSP Bank Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this

Section 11, no DSP Bank Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such DSP Bank Entity has otherwise been required to pay. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
     (e) The indemnity and contribution provisions contained in this Section 11 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or the Inducement Agreement, (ii) any investigation made by or on behalf of any DSP Bank Entity, the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.
     12. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.
     13. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     If, on the Closing Date, or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 13 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all documented out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.
     14. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares, it being understood that the Underwriters and the LLC will enter into the Inducement Agreement on the Closing Date.

     (b) The Company acknowledges that in connection with the offering of the Shares: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company, the LLC or any other person, (ii) the Underwriters owe the Company and the LLC only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company and the LLC. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.
     15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     16. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
     17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
     18. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Representatives in care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department, 20th Floor; UBS Securities LLC, 299 Park Avenue, New York, New York 10171; and Barclays Capital Inc., 745 7th Avenue, New York, New York 10019 (fax: (646) 834-8133), Attention: Syndicate Registration; if to the Company shall be delivered, mailed or sent to Emdeon Inc., 3055 Lebanon Pike, Suite 1000, Nashville, TN 37214, Attention: General Counsel: and if to the Selling Shareholders: c/o General Atlantic Service Corporation, 3 Pickwick Plaza, Greenwich, CT 06830, Attention: Chris Lanning.

Very truly yours, EMDEON INC.
By:
Name:
Title:

GENERAL ATLANTIC PARTNERS 83, L.P.
By:	General Atlantic GenPar, L.P.
its General Partner

By:	General Atlantic LLC,
its General Partner

By:
Name: Title:

GAP-W LLC
By:	General Atlantic GenPar, L.P.
its Manager

By:	General Atlantic LLC,
its General Partner

By:
Name:
Title:

GAPSTAR, LLC.
By:
Name:
Title:

GAP COINVESTMENTS CDA, L.P.
By:
Name:
Title:

GAP COINVESTMENTS III, LLC
By:
Name:
Title:

GAP COINVESTMENTS IV, LLC.
By:
Name:
Title:

GAPCO GMBH & CO. KG
By:	GACO Management GmbH,
Its general partner

By:
Name:
Title:

Accepted as of the date hereof
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
UBS Securities LLC
Barclays Capital Inc.
Acting severally on behalf of themselves and the
     several Underwriters named in
     Schedule II hereto

By:	MORGAN STANLEY & CO. INCORPORATED

By:
Name:
Title:

By:	GOLDMAN, SACHS & CO.

By:
Goldman, Sachs & Co.

By:	UBS SECURITIES LLC

By:
Name:
Title:

By:
Name:
Title:

By:	BARCLAYS CAPITAL INC.

By:
Name:
Title:

SCHEDULE I

Number of
Additional Shares
To Be Sold
(Assuming
[ ]
	Number of Firm	Additional Shares
Selling Shareholder	Shares To Be Sold	Are Purchased)

General Atlantic Partners 83, L.P.

GAP-W LLC

GapStar, LLC.

GAP Coinvestments CDA, L.P.

GAP Coinvestments III, LLC

GAP Coinvestments IV, LLC

GAPCO Gmbh & Co. KG

Total:

I-1

SCHEDULE II

Number of Additional
Shares To Be Sold
(Assuming
[ ]
	Number of Firm Shares	Additional Shares Are
Underwriter	To Be Purchased	Purchased)

Morgan Stanley & Co. Incorporated

Goldman, Sachs & Co.

UBS Securities LLC

Barclays Capital Inc.

Citigroup Global Markets, Inc.

Credit Suisse Securities (USA) LLC

Jefferies & Company, Inc.

William Blair & Company, L.L.C.

Oppenheimer & Co. Inc.

Piper Jaffray & Co.

Wells Fargo Securities, LLC

Total:

II-1

SCHEDULE III
Time of Sale Prospectus
1.	Preliminary Prospectus issued [date]

2.	[identify all free writing prospectuses filed by the Company under Rule 433(d) of the Securities Act]

3.	[free writing prospectus containing a description of terms that does not reflect final terms, if the Time of Sale Prospectus does not include a final term sheet]

4.	[orally communicated pricing information to be included on Schedule II if a final term sheet is not used]

III-1

SCHEDULE IV
REORGANIZATION DOCUMENTS
1.	Reorganization Agreement

2.	Amended and Restated Certificate of Incorporation of the Company

3.	Amended and Restated Bylaws of the Company

4.	EBS Acquisition Merger Agreement

5.	Harrington Merger Agreement

6.	Amendment No. 1 to Fifth Amended and Restated EBS LLC Agreement

7.	Amendment No. 2 to Fifth Amended and Restated EBS LLC Agreement

8.	Stockholders Agreement

9.	Investors Tax Receivable Agreement (Reorganizations)

10.	Investors Tax Receivable Agreement (Exchanges)

11.	Management Tax Receivable Agreement

12.	Common Stock Subscription Agreement and EBS Unit Vesting Agreement

13.	Sixth Amended and Restated LLC Agreement of EBS Master

14.	Limited Liability Company Agreement of EBS Holdco I, LLC

15.	Limited Liability Company Agreement of EBS Holdco II, LLC

16.	Unit Purchase Agreement

IV-1

EXHIBIT A
[FORM OF LOCK-UP LETTER]
                    , 2009
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
UBS Securities LLC
Barclays Capital Inc.
c/o Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, NY 10036
Ladies and Gentlemen:
     The undersigned understands that Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., UBS Securities LLC and Barclays Capital Inc. ( the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Emdeon Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters listed in Schedule II thereto, including the Representatives (the “Underwriters”), of shares (the “Shares”) of Class A common stock, par value $0.00001 per share, of the Company (the “Class A Common Stock”).
     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period (the “Lock-Up Period”) commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock or any membership interests of Emdeon Master LLC (the “LLC”) or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock or membership interests of the LLC, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Class A Common Stock, membership interests of the LLC or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Class A Common Stock, any membership interests of the LLC or other securities acquired in open market transactions after the completion of the Public Offering, (b) transfers of shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock or membership interests of the LLC (1) as a bona fide gift, (2) to any beneficiary of the undersigned pursuant to a will, other testamentary document or applicable laws of descent or (3) to a family member or trust; provided that in the case of any transfer or distribution pursuant to this clause (b), (i) each donee, beneficiary or transferee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting a reduction in beneficial ownership of shares of Class A Common Stock or securities convertible into or exercisable or exchangeable for Class A Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period (other than a filing on Form 5 when required); provided, further, that in the case of transferees that are charitable organizations or trusts that receive Class A Common Stock or securities convertible into or exercisable or exchangeable for Class A Common Stock from General Atlantic LLC or any of its affiliates (the “General Atlantic entities”), the lock-up letters applicable to such entities will permit such transferees to collectively sell under Rule 144 under the Securities Act of 1933, as amended, up to an aggregate number of shares of Class A Common Stock equal to 1.0% of the shares outstanding immediately prior to the Public Offering, provided that such sales are made only through the Representatives, [or] (c) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act, for the transfer of shares of Class A Common Stock, provided that such plan does not provide for the transfer of Class A Common Stock during the Lock-Up Period[, or (d) any pledge of Class A Common Stock by GapStar, LLC in favor of the lenders under its credit facilities, as existing on the date hereof, or any transfer of Class A Common Stock in connection with such pledge]1. In addition, notwithstanding the foregoing, if the undersigned is a corporation, partnership or limited liability company, such entity (and its transferees or distributees) may transfer or distribute Class A Common Stock or securities convertible into or exercisable or exchangeable for Class A Common Stock or membership interests of the LLC to any wholly-owned subsidiary of such entity or to the partners, members, stockholders or affiliates of such entity, or to a charitable or family trust, provided that each donee, transferee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter prior to such transfer and no filing by any party under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Class A Common Stock or securities convertible into or exercisable or exchangeable for

[1]	This carve-out will only be included in the GapStar lock-up.

Class A Common Stock shall be required or shall be voluntarily made during the Lock-Up Period in connection with such transfer (other than a filing on a Form 5 made when required and, if the undersigned is a General Atlantic entity, a filing on Form 4 may be made by the undersigned during the Lock-Up Period in connection with a transfer from the undersigned to Steve Denning, Dave Hodgson, Bill Grabe, Bill Ford and Peter Bloom, if the undersigned provides written notice to the Representatives at least three business days prior to such proposed transfer) and such transfer shall not involve a disposition for value. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock or any membership interests of the LLC, except for any such demand or exercise that will not require any filing or other public disclosure to be made in connection therewith until after the expiration of the Lock-Up Period. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s and the LLC’s transfer agent and registrar against the transfer of the undersigned’s shares of Class A Common Stock or securities convertible into or exercisable or exchangeable for Class A Common Stock or membership interests of the LLC except in compliance with the foregoing restrictions. Notwithstanding the foregoing, this letter agreement shall not apply to (a) the sale of any Class A Common Stock to the Underwriters pursuant to the Underwriting Agreement, (b) any transfer in connection with, and as contemplated by, the reorganization transactions described in the preliminary prospectus included in the Company’s registration statement at the time of its effectiveness or (c) any exchange of membership units of the LLC and a corresponding number of shares of Class B common stock of the Company for shares of Class A common stock of the Company, or exercise by the Company of its related call right, in each case in a manner consistent with the provisions therefore detailed in the form of the Sixth Amended and Restated Limited Liability Company Agreement of the LLC filed as an exhibit to the registration statement; provided in the case of this clause (c) that no filing under Section 16(a) of the Exchange Act, reporting a change in beneficial ownership of shares of Class A Common Stock or securities convertible into or exercisable or exchangeable for Class A Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period.
     If:
     (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

     (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period;
the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
     The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial Lock-Up Period unless the undersigned requests and receives prior written confirmation from the Company or the Representatives that the restrictions imposed by this agreement have expired.
     The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. This Agreement shall lapse and become null and void if the Public Offering shall not have occurred on or before September 30, 2009 or earlier if the Company has provided written notice to the undersigned that it has determined not to pursue the Public Offering.

Very truly yours,

(Name)

(Address)

EXHIBIT B-1
                    , 2009
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
UBS Securities LLC
Barclays Capital Inc.
As representatives of the several Underwriters
named in Schedule II to the Underwriting Agreement
Ladies and Gentlemen:
     We have acted as special counsel to Emdeon Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement (the “Underwriting Agreement”), dated as of [       ] , 2009, among the Underwriters named on Schedule II thereto (the “Underwriters”), for whom you are acting as representatives, the selling stockholders named therein and the Company, relating to the purchase today by

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the Underwriters of [     ] shares (the “Shares”) of the Company’s Class A common stock, par value $0.00001 (the “Class A Common Stock”). This opinion is being furnished at the request of the Company as contemplated by Section 6(c) of the Underwriting Agreement. Capitalized terms used and not otherwise defined in this letter have the respective meanings given those terms in the Underwriting Agreement.
     The Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 (File No. 333-153451) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement was filed on September 12, 2008, was amended on November 10, 2008, June 16, 2009, July 9, 2009 and [              ] , 2009 and, we are advised orally by the Commission, was declared effective by the Commission at [time] on [              ], 2009. In this opinion, the Registration Statement at the time it became effective under the Act, including the information deemed to be part of the Registration Statement under Rule 430A under the Act, is referred to as the “Registration Statement”; the preliminary prospectus included in the Registration Statement immediately prior to the Applicable Time, is referred to as the “Pricing Prospectus”; the Pricing Prospectus, taken together with the price of the Shares to the public and the underwriting discount or commission, is referred to as the “Time of Sale Prospectus”; and the prospectus dated [              ], 2009 included as part of the Registration Statement as filed as required by Rule 424(b) under the Act, is referred to as the “Prospectus.”

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     We have been advised orally by the staff of the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and to our knowledge no proceedings for that purpose have been initiated or are pending or are threatened by the Commission.
     In connection with the furnishing of this opinion, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents:
1.	the Registration Statement;

2.	the Pricing Prospectus

3.	the Prospectus;

4.	the Underwriting Agreement;

5.	the Inducement Agreement;

6.	a specimen certificate for the Shares; and

7.	the agreements set forth on Schedule I to this opinion (the “Reorganization Agreements”).
In addition, we have examined: (i) such corporate records of the Company as we have considered appropriate, including a copy of the certificate of incorporation, as amended, and by-laws, as amended, of the Company certified by the Company as in effect on the date of this letter (collectively, the “Charter Documents”) and copies of resolutions of the board of directors of the Company and the Pricing Committee of the board relating to the issuance of the Shares and the approval of the transactions contemplated by the Reorganization Agreements, each certified by the Company; (ii) such limited liability

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company records of EBS Master LLC (“EBS Master”) as we have considered appropriate, including a copy of the certificate of formation, as amended, and Sixth Amended and Restated EBS Master LLC Limited Liability Company Agreement certified by EBS Master as in effect on the date of this letter (collectively, the “EBS Master Charter Documents”) and copies of certain resolutions of the board of directors of EBS Master, certified by EBS Master; (iii) such corporate records of each subsidiary listed on Schedule II hereto (each, a “Delaware Corporate Subsidiary”) as we have considered appropriate, including the certificate of incorporation, as amended, and the by-laws, as amended, of each Delaware Corporate Subsidiary, each certified by the applicable Delaware Corporate Subsidiary as in effect on the date of this letter; (iv) such limited liability company records of each subsidiary listed on Schedule III hereto (each, a “Delaware LLC Subsidiary” and, together with the Delaware Corporate Subsidiaries, the “Delaware Subsidiaries”) as we have considered appropriate, including the certificate of formation, as amended, and operating agreement, as amended, of each Delaware LLC Subsidiary, each certified by the applicable Delaware LLC Subsidiary as in effect on the date of this letter; (iv) the organizational documents of the direct or indirect managing or sole members of each of the Delaware LLC Subsidiaries and (v) such other certificates, agreements and documents as we deemed relevant and necessary as a basis for the opinions and beliefs expressed below. We have also relied upon oral and written statements of officers and representatives of the Company as to factual matters, the factual matters contained in the representations and warranties of the Company made in

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the Underwriting Agreement and upon certificates of public officials and the officers of the Company.
     In our examination of the documents referred to above, we have assumed, without independent investigation, the genuineness of all signatures, the legal capacity of all individuals who have executed any of the documents reviewed by us, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as certified, photostatic, reproduced or conformed copies of valid existing agreements or other documents, the authenticity of the latter documents and that the statements regarding matters of fact in the certificates, records, agreements, instruments and documents that we have examined are accurate and complete.
     Whenever we indicate that our opinion is based upon our knowledge or words of similar import, our opinion is based solely on the actual knowledge of the attorneys in this firm who are representing the Company in connection with the Underwriting Agreement or who are otherwise responsible for the representation of the Company and without any independent verification.
     Based upon the above, and subject to the stated assumptions, exceptions and qualifications, we are of the opinion that:
     1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations

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under the Underwriting Agreement and to own and hold its properties and conduct its business as described in the Registration Statement and the Time of Sale Prospectus.
     2. Each of EBS Master and each Delaware LLC Subsidiary has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. Each of EBS Master and each Delaware LLC Subsidiary has all necessary limited liability company power and authority to own and hold its properties and conduct its business as described in the Registration Statement and the Time of Sale Prospectus.
     3. Each Delaware Corporate Subsidiary has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. Each Delaware Corporate Subsidiary has all necessary corporate power and authority to own and hold its properties and conduct its business as described in the Registration Statement and the Time of Sale Prospectus.
     4. The Shares have been duly authorized by all necessary corporate action on the part of the Company and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable.
     5. All of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, par value $0.00001, of the Company (the “Class B Common Stock”) have been duly authorized by all necessary corporate action on the part of the Company and are validly issued, fully paid and non-assessable.

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     6. The Class A Common Stock and Class B Common Stock conform in all material respects to the description contained in the Time of Sale Prospectus and the Prospectus under the caption “Description of Capital Stock.”
     7. There are no preemptive or other similar rights to subscribe for or to purchase shares of Class A Common Stock in the Company’s certificate of incorporation or by-laws, each as in effect on the date of this letter, or in any agreement or other outstanding instrument known to us to which the Company is a party, or under the General Corporation Law of the State of Delaware (the “GCL”).
     8. The limited liability company interests to be issued by EBS Master in accordance with the terms of the Reorganization Agreements have been duly authorized by all necessary limited liability company action on the part of EBS Master and, when issued and delivered in accordance with the terms of Reorganization Agreements, will be validly issued.
     9. There are no preemptive or other similar rights to subscribe for or to purchase limited liability company interests in EBS Master in the EBS Master Charter Documents that are in effect on the date of this letter, or in any agreement or other outstanding instrument known to us to which EBS Master is a party, or under the Limited Liability Company Act of the State of Delaware (the “LLC Act”).
     10. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

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     11. The Inducement Agreement has been duly authorized, executed and delivered by EBS Master.
     12. The statements in the Time of Sale Prospectus and the Prospectus under the heading “Material U.S. Federal Tax Considerations for Non-US. Holders,” to the extent that they constitute summaries of United States federal law or regulation or legal conclusions, have been reviewed by us and fairly summarize the matters described under that heading in all material respects.
     13. The Registration Statement and the Prospectus, as of their respective effective or issue times, appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations of the Commission under the Act, except for the financial statements, financial statement schedules and other financial data included in or omitted from either of them, as to which we express no opinion.
     14. The issuance and sale of the Shares by the Company, the execution by EBS Master of the Inducement Agreement, the compliance by the Company with all of the provisions of the Underwriting Agreement and the Reorganization Agreements and the performance by the Company and its subsidiaries of their obligations thereunder will not (i) result in a violation of the Charter Documents or the EBS Master Charter Documents, (ii) breach or result in a default under any agreement, indenture or instrument listed on Schedule IV to this opinion or (iii) violate Applicable Law or any judgment, order or decree of any court or arbitrator known to us, except in the case of

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clauses (ii) and (iii) above, where the breach, default or violation could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole. For purposes of this letter, the term “Applicable Law” means the GCL and those laws, rules and regulations of the United States of America and the State of New York, in each case which in our experience are normally applicable to the transactions of the type contemplated by the Underwriting Agreement and the Reorganization Agreements, except that “Applicable Law” does not include any healthcare laws or regulations, the United States federal securities laws, any state securities or Blue Sky laws of the various states, anti-fraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc.
     15. No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority, which has not been obtained, taken or made is required by the Company or EBS Master under any Applicable Law for the issuance or sale of the Shares, the execution of the Inducement Agreement or the performance by the Company and its subsidiaries of their obligations under the Underwriting Agreement and the Reorganization Agreements. For purposes of this letter, the term “Governmental Authority” means any executive, legislative, judicial, administrative or regulatory body of the State of Delaware, the State of New York or the United States of America.
     16. Each of the Company and EBS Master is not and, after giving effect to the offering and sale of the Shares, and the application of their proceeds as

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described in the Time of Sale Prospectus and the Prospectus under the heading “Use of Proceeds,” will not be required to be registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.
     17. To our knowledge, there are no legal or governmental actions, suits or proceedings pending or overtly threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.
     The opinions expressed above are limited to the GCL, the LLC Act, the laws of the State of New York, and the federal laws of the United States of America, except no opinion is expressed with respect to any healthcare laws or regulations applicable to the Company or any of its subsidiaries. Our opinions are rendered only with respect to the laws, and the rules, regulations and orders under those laws, that are currently in effect. Please be advised that no member of this firm is admitted to practice in the State of Delaware.
     This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Underwriting Agreement and may not be circulated to, or relied upon by, any other person without our prior written consent.
Very truly yours,
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

Schedule I
Reorganization Agreements
Reorganization Agreement, dated as of ___, 2009, by and among the Company, EBS Acquisition II, LLC (“EBS Acquisition II”), Hellman & Friedman Capital Associates VI, L.P. , Hellman & Friedman Capital Executives VI, L.P., HFCP VI Domestic AIV, L.P., H&F Harrington AIV I, L.P., Hellman & Friedman Investors VI, L.P., H&F Harrington Inc., H&F Harrington AIV II, L.P., EBS Holdco I, LLC (“EBS Holdco 1”), EBS Holdco II, LLC (“EBS Holdco 2”), EBS Executive Incentive Plan LLC, the ERX members of EBS Master named therein and EBS Master.
Limited Liability Company Agreement of EBS Holdco I, dated as of ___, 2009.
Limited Liability Company Agreement of EBS Holdco II, dated as of ___, 2009.
Agreement and Plan of Merger, dated as of ___, 2009, by and among the Company, EBS Holdco 1 and EBS Acquisition II.
Agreement and Plan of Merger, dated as of ___, 2009, by and among the Company, EBS Holdco 2 and H&F Harrington Inc.
Stockholders Agreement, dated as of ___, 2009, by and among the Company and the stockholders named therein.
Investors Tax Receivable Agreement (Reorganizations), dated ___,2009, by and among the Company and the entities named therein.
Investors Tax Receivable Agreement (Exchanges), dated ___,2009, by and among the Company and the entities named therein.
Management Tax Receivable Agreement, dated ___,2009, by and among the Company and the parties named therein.
Amendment No. 1 to the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master LLC, dated ___, 2009.
Amendment No. 2 to the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master LLC, dated ___, 2009.
Sixth Amended and Restated Limited Liability Company Agreement of EBS Master LLC, dated ___, 2009.

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Common Stock Subscription and EBS Unit Vesting Agreement dated as of ___, 2009 by and among the Company and each of the management members of EBS Master.
Unit Purchase Agreement, dated as of ___, 2009, by and among the Company and the management members of EBS Master named therein.

Schedule II
Delaware Corporate Subsidiaries
MediFAX-EDI Holdings, Inc.
MediFAX-EDI Services, Inc.
MediFAX-EDI Holding Company

Schedule III
Delaware LLC Subsidiaries
Emdeon Business Services LLC
Envoy LLC
MedE America LLC
ExpressBill LLC
Dakota Imaging LLC
Claims Processing Service LLC
Kinetra LLC
IMS-Net of Colorado LLC
IMS-NET of Illinois LLC
IMS-NET of Central Florida LLC
Illinois Medical Information Network LLC
Emdeon Clinical Services, LLC
Advanced Business Fulfillment, LLC
Healthcare Interchange LLC
MedE America of Ohio LLC
Interactive Payer Network LLC
The Sentinel Group Services LLC
eRx Network, LLC

Schedule IV
Amended and Restated Agreement and Plan of Merger, dated as of November 15, 2006, among the Company, EBS Holdco, Inc., EBS Master, Emdeon Business Services LLC, Medifax-EDI Holding Company, EBS Acquisition LLC, GA EBS Merger LLC and EBS Merger Co.
Securities Purchase Agreement, dated as of February 8, 2008, among HLTH Corporation, EBS Master, the voting members of EBS Master and the purchasers listed therein.
Agreement and Plan of Merger, dated as of July 2, 2009, by and among EBS Master LLC, Envoy LLC, Emdeon Merger Sub LLC, eRx Network, L.L.C., and Longhorn Members Representative, LLC.
First Lien Credit Agreement, dated as of November 16, 2006, by and among GA EBS Merger, LLC, as borrower, Medifax-EDI Holding Company, as additional borrower, EBS Master, as parent, the lenders party thereto, Citibank, N.A., as administrative agent, collateral agent, swingline lender and issuing bank, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as joint lead arrangers, Deutsche Bank Trust Company Americas, as syndication agent and Bear Stearns Corporate Lending Inc., as documentation agent.
Amendment No. 1 to the First Lien Credit Agreement, dated as of March 9, 2007 among EBS Master LLC, Emdeon Business Services LLC, as borrower, Medifax-EDI Holding Company, Inc., as additional borrower, the lenders from time to time party thereto, Citibank, N.A., as administrative agent, collateral agent, Swingline Lender and Issuing Bank, Citigroup Global Markets Inc., as joint lead arranger and joint bookrunner, Bear, Stearns & Co Inc., as joint lead arranger and joint bookrunner, Deutsche Bank Trust Company Americas, as syndication agent and Bear Stearns Corporate Lending Inc., as documentation agent.
Amendment No. 2 to the First Lien Credit Agreement, dated as of July 7, 2009, among GA EBS Merger, LLC, as borrower, Medifax-EDI Holding Company, as additional borrower, EBS Master LLC, the lenders party thereto, Citibank, N.A., as administrative agent, collateral agent, Swingline Lender and Issuing Bank.
Second Lien Credit Agreement, dated as of November 16, 2006, by and among GA EBS Merger, LLC, as borrower, Medifax-EDI Holding Company, as additional borrower, EBS Master, as parent, the lenders party thereto, Citibank, N.A., as administrative agent, collateral agent, swingline lender and issuing bank, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as joint lead arrangers, Deutsche Bank Trust Company Americas, as syndication agent and Bear Stearns Corporate Lending Inc., as documentation agent.
Amendment No. 1 to the Second Lien Credit Agreement, dated as of July 7, 2009, among GA EBS Merger, LLC, as borrower, Medifax-EDI Holding Company, as additional borrower, EBS Master LLC, the lenders party thereto, Citibank, N.A., as administrative agent, collateral agent, Swingline Lender and Issuing Bank.
Stockholders Agreement, dated as of ___, 2009, by and among the Company and the stockholders named therein.
Investors Tax Receivable Agreement (Reorganizations), dated ___,2009, by and among the Company and the entities named therein.
Investors Tax Receivable Agreement (Exchanges), dated ___,2009, by and among the Company and the entities named therein.
Management Tax Receivable Agreement, dated ___,2009, by and among the Company and the parties named therein.
Reorganization Agreement, dated as of ___, 2009, by and among the Company, EBS Acquisition II, LLC (“EBS Acquisition II”), Hellman & Friedman Capital Associates VI, L.P. , Hellman & Friedman Capital Executives VI, L.P., HFCP VI Domestic AIV, L.P., H&F Harrington AIV I, L.P., Hellman & Friedman Investors VI, L.P., H&F Harrington Inc., H&F Harrington AIV II, L.P., EBS Holdco I, EBS Holdco II, EBS Executive Incentive Plan LLC, the ERX members of EBS Master named therein and EBS Master.
Employment Agreement, dated March 29, 2007, among George I. Lazenby and Emdeon Business Services LLC.
Employment Agreement, effective as of May 26, 2009, among Tracy Bahl and Emdeon Business Services LLC.
Employment Agreement, effective as of July 21, 2008, between Gregory T. Stevens and Emdeon Business Services LLC.
Employment Agreement, dated      , 2009, among Bob A. Newport and Emdeon Business Services LLC.
Employment Agreement, dated July 7, 2009, among J. Philip Hardin and Emdeon Business Services LLC.
Employment Agreement, dated July 7, 2009, among Gary Stuart and Emdeon Business Services LLC.
Indemnification Agreements, dated as of ___, 2009, among the Company and each executive officer or director of the Company.
Limited Liability Company Agreement of EBS Holdco I, dated as of ___, 2009.
Limited Liability Company Agreement of EBS Holdco II, dated as of ___, 2009.

Agreement and Plan of Merger, dated as of ___, 2009, by and among the Company, EBS Holdco 1 and EBS Acquisition II.
Agreement and Plan of Merger, dated as of ___, 2009, by and among the Company, EBS Holdco 2 and H&F Harrington Inc.
Fifth Amended and Restated Limited Liability Company Agreement of EBS Master LLC, dated July 2, 2009.
Amendment No. 1 to the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master LLC, dated ___, 2009.
Amendment No. 2 to the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master LLC, dated ___, 2009.
Sixth Amended and Restated Limited Liability Company Agreement of EBS Master LLC, dated ___, 2009.
Unit Purchase Agreement, dated as of ___, 2009, by and among the Company and the management members of EBS Master named therein.
Common Stock Subscription and EBS Unit Vesting Agreement dated as of ___, 2009 by and among the Company and each of the management members of EBS Master.

EXHIBIT B-2
                    , 2009
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
UBS Securities LLC
Barclays Capital Inc.
As representatives of the several Underwriters
named in Schedule II to the Underwriting Agreement
Ladies and Gentlemen:
     We have acted as special counsel to Emdeon Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement (the “Underwriting Agreement”), dated as of [ ], 2009 , among the Underwriters named on Schedule II thereto (the “Underwriters”), for whom you are acting as representatives, the selling stockholders named therein and the Company, relating to the purchase today by the Underwriters of [ ] shares (the “Shares”) of the Company’s Class A common

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stock, par value $0.01 (the “Class A Common Stock”). This letter is being furnished at the request of the Company in connection with the delivery of our opinion to you of even date herewith (the “Opinion”) under the Underwriting Agreement. Capitalized terms used and not otherwise defined in this letter have the respective meanings given those terms in the Underwriting Agreement.
     The Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 (File No. 333-153451) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement was filed on September 12, 2008, was amended on November 10 , 2008, June 16, 2009 and [              ] , 2009 and, we are advised orally by the Commission, was declared effective by the Commission at [time] on [              ] , 2009. In this letter, the Registration Statement at the time it became effective under the Act, including the information deemed to be part of the Registration Statement under Rule 430A under the Act, is referred to as the “Registration Statement”; the preliminary prospectus included in the Registration Statement immediately prior to the Applicable Time is referred to as the “Pricing Prospectus”; the Pricing Prospectus, taken together with the price of the Shares to the public and the underwriting discount or commission, is referred to as the “Time of Sale Prospectus”; and the prospectus dated [              ], 2009 included as part of the Registration Statement as filed as required by Rule 424(b) under the Act, is referred to as the “Prospectus.”
     The primary purpose of our professional engagement was not to establish factual matters or financial, accounting or statistical information. In addition, many

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UBS Securities LLC
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determinations involved in the preparation of the Registration Statement, Pricing Prospectus and the Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of the Opinion. Furthermore, the limitations inherent in the independent verification of factual matters and in the role of outside counsel are such that we have not undertaken to independently verify, and cannot and do not assume responsibility for the accuracy, completeness or fairness of, the statements contained in the Registration Statement, the Pricing Prospectus or the Prospectus (other than as explicitly stated in paragraphs, 6 and 9 of the Opinion).
     In the course of acting as special counsel to the Company in connection with the offering of the Shares, we have participated in conferences and telephone conversations with officers and other representatives of the Company and the independent registered public accountants for the Company during which conferences and conversations the contents of the Registration Statement, the Pricing Prospectus, the Prospectus and related matters were discussed. Based upon such participation (and relying as to factual matters on officers, employees and other representatives of the Company and its subsidiaries), our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder, we hereby advise you that our work in connection with this matter did not disclose any information that gave us reason to believe that (i) at the time it became effective, the Registration Statement (except for the financial statements, financial statement schedules and other financial data included or omitted therefrom, as to which we express no such belief), included an untrue statement of a material fact or omitted to state a material fact required to be stated therein

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or necessary to make the statements therein not misleading; (ii) as of the Applicable Time, the Time of Sale Prospectus (except for the financial statements, financial statement schedules and other financial data included or omitted therefrom, as to which we express no such belief) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) at the time the Prospectus was issued and at the Closing Date, the Prospectus or any amendment or supplement thereto (except for the financial statements, financial statement schedules and other financial data included or omitted therefrom, as to which we express no such belief) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Underwriting Agreement and may not be circulated to, or relied upon by, any other person without our prior written consent.
Very truly yours,
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

Bass, Berry & Sims plc
 Attorneys at Law

A PROFESSIONAL LIMITED LIABILITY COMPANY
315 Deaderick Street, Suite 2700
Nashville, Tennessee 37238-3001
(615) 742-6200
EXHIBIT B-3
July [__], 2009
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
UBS Securities LLC
Barclays Capital Inc.
As Representatives of the several Underwriters
Named in Schedule II to the Underwriting Agreement
Ladies and Gentlemen:
     We have acted as special regulatory counsel to Emdeon Inc., a Delaware corporation (the “Company”), in connection with its initial public offering of its Class A common stock (the “Transaction”).
     This opinion letter is being furnished to you pursuant to Section 6(c) of the Underwriting Agreement dated as of [                    ], 2009, among the Underwriters named on Schedule II thereto, for whom you are acting as representatives, the Selling Stockholders named therein and the Company (the “Underwriting Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.
     In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:
     (a) the Time of Sale Prospectus (the “Time of Sale Prospectus”); and
     (b) the Prospectus (the “Prospectus”).
     We have also reviewed such certificates of public officials and such other matters as we have deemed necessary or appropriate for purposes of this opinion letter. As to various issues of fact, we have relied upon the representations and warranties of the Company contained in the Underwriting Agreement and upon statements and certificates of officers of the Company without independent verification or investigation. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies and the legal capacity of all natural persons.
www.bassberry.com

B-3-1

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
UBS Securities LLC
Barclays Capital Inc.
July ___, 2009

     Our opinion is not based on any independent verification or investigation of the accuracy, completeness or fairness of the statements made or information contained in the Underwriting Agreement, the Time of Sale Prospectus or the Prospectus, except as set forth in paragraph 1 below.
     As used herein, the term: (i) “Health Care Laws” means those provisions that pertain to the provision of revenue and payment cycle management to healthcare providers found in statutes, judicial rulings and decrees, and administrative or governmental regulations of the United States of America and the State of Tennessee, including but not limited to the Health Insurance Portability and Accountability Act of 1996; the civil False Claims Act, 31 U.S.C. §§ 3729-3733; the administrative False Claims Act, 42 U.S.C. § 1320a-7b(a); and the American Recovery and Reinvestment Act of 2009; (ii) “Governmental Approval” means any consent, approval, authorization, order, registration or qualification with, any Governmental Authority, other than any consent, approval, authorization, order, registration or qualification which may have become applicable as a result of your involvement in the transactions contemplated by the Underwriting Agreement or because of your legal or regulatory status or because of any other facts specifically pertaining to you; and (iii) “Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the United States of America or the State of Tennessee.
     Based upon and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:
     1. The statements as to matters of law, if any, made in each of the Time of Sale Prospectus and the Prospectus under the captions “Risk Factors — Risks Related to our Business — Government regulation creates risks and challenges with respect to our compliance efforts and our business strategies” and “Business — Regulation and Legislation” (collectively, the “Specified Prospectus Sections”), insofar as such statements purport to constitute overviews or summaries of the Health Care Laws referred to therein, constitute accurate summaries of the terms of such Health Care Laws in all material respects to the extent of their applicability to the Company.
     2. No material Governmental Approval is required under any Health Care Law for the issue and sale of the Shares by the Company.
     3. The issue and sale of the Shares by the Company will not result in a breach or violation of any Health Care Law or any order known to us and applicable to the Company issued pursuant to a Health Care Law by a Governmental Authority.
     We have not been responsible for the drafting of either the Time of Sale Prospectus or the Prospectus, but have during the course of the preparation of each of the Time of Sale Prospectus and the Prospectus reviewed such documents and conferred with the Company with respect to

B-3-2

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
UBS Securities LLC
Barclays Capital Inc.
July ___, 2009

matters set forth in the Specified Prospectus Sections. We have not verified and are not passing upon and we do not assume any responsibility for the accuracy, completeness or fairness of the statements or information (including but not limited to financial information) contained in each of the Time of Sale Prospectus and the Prospectus, except to the extent set forth in Paragraph 1 of this opinion.
     We express no opinion herein other than as to the law of the State of Tennessee and the federal laws of the United States.
     As used herein, “known to us,” “to our knowledge” and any similar phrase refers solely to the current, actual knowledge, acquired during the course of the representation described in the introductory paragraph of this letter, of those attorneys in this firm who have rendered legal services in connection with such representation (excluding any lawyers whose involvement has been limited to reviewing this opinion as part of our firm’s opinion review procedure).
     This opinion is rendered as of the date first above written solely for your benefit in connection with the Underwriting Agreement, and this opinion may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above, and we render no opinion, whether by implication or otherwise, as to any other matters. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect. We assume no obligation to advise you of changes in law or fact (or the effect thereof on the opinions expressed herein) that hereafter may come to our attention.
Very truly yours,

B-3-3

EXHIBIT C
                    , 2009
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
UBS Securities LLC
Barclays Capital Inc.
As representatives of the several Underwriters
named in Schedule II to the Underwriting Agreement
Ladies and Gentlemen:
     We have acted as special counsel to the Selling Stockholders listed in Schedule A attached to this letter (collectively, the “Selling Stockholders”) in connection with the underwriting agreement (the “Underwriting Agreement”), dated as of [ ], 2009, among the Underwriters named on Schedule II thereto (the “Underwriters”), for whom you are acting as representatives, Emdeon Inc. (the “Company”), the Selling Stockholders and certain other selling stockholders of the Company relating to sale by the Selling Stockholders today of [ ] shares of Class A common stock, par value

C

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$0.00001 per share (the “Class A Common Stock”), of the Company. This opinion is being furnished at the request of the Selling Stockholders as contemplated by Section 6(d) of the Underwriting Agreement. Capitalized terms used and not otherwise defined in this letter shall have the respective meanings given those terms in the Underwriting Agreement.
     In connection with the furnishing of this opinion, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents:
          (i) the Underwriting Agreement; and
          (ii) stock certificates of the Selling Stockholders or the stock ledger of the Company indicating record ownership of the common stock of the Company.
     In addition, we have examined: (i) such limited partnership and limited liability company records of the Selling Stockholders as we have considered appropriate, including a copy of the certificates of formation and operating agreements of GapStar, LLC (“GapStar”), GAP Coinvestments III, LLC (“GAPCO III”) and GAP Coinvestments IV, LLC (“GAPCO IV”) and the certificates of limited partnership and limited partnership agreements of General Atlantic Partners 83, L.P. (“GA 83”), General Atlantic Partners 84, L.P. (“GA 84”), GAP-W LLC (“Gap-W”) and GAP Coinvestments CDA, L.P. (“GAPCO CDA”), each as amended, certified by the relevant Selling Stockholder as in effect on the date of this letter (collectively, the “Entity Documents”)

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and copies of resolutions of the managing member of GAPCO III, GAPCO IV and GapStar, and the ultimate general partner of GA 83, GA 84, GAP-W and GAPCO CDA, relating to the sale by such Selling Stockholders of shares of Class A Common Stock pursuant to the Underwriting Agreement certified by it; and (ii) such other certificates, agreements and documents as we deemed relevant and necessary as a basis for the opinions and beliefs expressed below. We have also relied upon oral and written statements of officers and representatives of the Selling Stockholders as to factual matters, the factual matters contained in the representations and warranties of the Selling Stockholders made in the Underwriting Agreement and upon certificates of public officials and the Selling Stockholders. In respect of matters of fact as to the ownership of the Shares to be sold by the Selling Stockholders, we have relied solely upon certificates of the Selling Stockholders without any independent inquiry.
     In our examination of the documents referred to above, we have assumed, without independent investigation, the genuineness of all signatures, the legal capacity of all individuals who have executed any of the documents reviewed by us, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as certified, photostatic or reproduced or conformed copies of valid existing agreements or other documents, the authenticity of the latter documents and that the statements regarding matters of fact in the certificates, records, agreements, instruments and documents that we have examined are accurate and complete.

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     We have also assumed, without independent investigation that (i) GAPCO Gmbh & Co. KG (“Gmbh”) has all necessary corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement, (ii) the execution, delivery and performance of the Underwriting Agreement has been duly authorized by all necessary corporate action by Gmbh and does not violate its organizational documents or the laws of its jurisdiction of organization and (iii) the due execution and delivery of the Underwriting Agreement by Gmbh under the laws of its jurisdiction of organization.
     Whenever we indicate that our opinion is based upon our knowledge or words of similar import, our opinion is based solely on the actual knowledge of the attorneys in this firm who are representing the Selling Stockholders in connection with the Underwriting Agreement or who are otherwise responsible for representation of the Selling Stockholders and without any independent verification.
     Based on the above, and subject to the stated assumptions, exceptions and qualifications stated below, we are of the opinion that:
     1. Each Delaware Selling Stockholder listed on Schedule B to this letter (each, a “Delaware Selling Stockholder”) has all necessary partnership or limited liability company power and authority to execute, deliver and perform its obligations under the Underwriting Agreement and to sell, assign, transfer and deliver the Shares.
     2. The Underwriting Agreement has been duly authorized by each Delaware Selling Stockholder and has been duly executed and delivered by or on behalf of each Delaware Selling Stockholder. Assuming the Underwriting Agreement has been

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duly authorized, executed and delivered by Gmbh under the laws of Germany, the Underwriting Agreement has been duly executed and delivered by Gmbh (to the extent execution and delivery are governed by the laws of the State of New York).
     3. With respect to each Selling Stockholder, the sale of the Shares to be sold by such Selling Stockholder under the Underwriting Agreement and the compliance by such Selling Stockholder with all of the provisions of the Underwriting Agreement with respect to such Shares will not (a) breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, other than any breaches or defaults that could not reasonably be expected to materially adversely affect such Selling Stockholder’s ability to consummate the transactions contemplated by the Underwriting Agreement, (b) violate in the case of a Delaware Selling Stockholder such Delaware Selling Stockholder’s Entity Documents and (c) violate Applicable Law or any judgment, order or decree of any court or arbitrator known to us, other than any violation that could not reasonably be expected to materially adversely affect such Selling Stockholder’s ability to consummate the transactions contemplated by the Underwriting Agreement. For purposes of this letter, the term “Applicable Law” means the Delaware General Corporation Law (the “GCL”), the Delaware Revised Uniform Limited Partnership Act (the “LPA”) and the Delaware Limited Liability Company Act (the “LLCA”), and those laws, rules and regulations of

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the United States of America and the State of New York, in each case which in our experience are normally applicable to the transactions of the type contemplated by the Underwriting Agreement, except that “Applicable Law” does not include the antifraud provisions of the securities laws of any applicable jurisdiction or any state securities or Blue Sky laws of the various States.
     4. With respect to each Selling Stockholder, to our knowledge, no consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority, which has not been obtained, taken or made (other than as required by any state securities or Blue Sky laws, as to which we express no opinion) is required under any Applicable Law for the performance by such Selling Stockholder of its obligations under the Underwriting Agreement in connection with the Shares to be sold by such Selling Stockholder thereunder, except for the filings (if any) by the Selling Stockholders with the Securities and Exchange Commission required pursuant to Section 13(d), Section 13(f) or Section 16 of the Securities Exchange Act of 1934, as amended. For purposes of this letter, the term “Governmental Authorities” means any executive, legislative, judicial, administrative or regulatory body of the State of Delaware, New York or the United States of America.
     5. Each Selling Stockholder is the record owner of the Shares to be sold by such Selling Stockholder pursuant to the Underwriting Agreement.
     6. Assuming each Underwriter acquires its interest in the Shares it has purchased from the Selling Stockholders under the Underwriting Agreement in good

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Barclays Capital Inc.
faith without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code in effect in the State of New York in the date of this letter (the “NY-UCC”)) with respect to the Shares, (i) each Underwriter that has purchased the Shares delivered on the date hereof to The Depository Trust Company (assuming The Depository Trust Company is a clearing corporation within the meaning of Section 8-102(a)(5) of the NY-UCC) or other securities intermediary (assuming such other securities intermediary is a securities intermediary within the meaning of Section 8-102(14) of the NY-UCC) by making payment therefor as provided in the Underwriting Agreement, and that has had the Shares credited by book entry to the securities account or accounts (within the meaning of Section 8-501(a) of the NY-UCC, assuming that the securities intermediary’s jurisdiction (within the meaning of Section 8-110(e) of the NY-UCC) for the securities account or accounts is the State of New York) of such Underwriter maintained by The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the NY-UCC) to such Shares purchased by such Underwriter, (ii) The Depositary Trust Company or such other securities intermediary shall be a “protected purchaser” of the Shares within the meaning of Section 8-303 of the NY-UCC (assuming that the Depositary Trust Company or such other securities intermediary has no notice of an adverse claim within the meaning of Section 8-105 of the NY-UCC and that the Depositary Trust Company is a clearing corporation within the meaning of Section 8-102(a)(5) of the NY-UCC or such other securities intermediary is a securities

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intermediary with the meaning of Section 8-102(14) of the NY-UCC), and (iii) no action based on an adverse claim (within the meaning of Section 8-102(a)(1) and Section 8-502 of the NY-UCC) may be asserted against such Underwriter with respect to such Shares.
*  *  *
     The opinions expressed above are limited to the GCL, the LPA, the LLCA, the laws of the State of New York and the federal laws of the United States of America. Our opinions are rendered only with respect to the laws, and the rules, regulations and orders thereunder that are currently in effect. Please be advised that no member of this firm is admitted to practice in the State of Delaware.
     This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Underwriting Agreement and may not be circulated to, or relied upon by, any other person without our prior written consent.
Very truly yours,
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

Schedule A
Selling Stockholders
General Atlantic Partners 83, L.P.
GAP-W LLC
GapStar, LLC
GAP Coinvestments CDA, L.P.
GAP Coinvestments III, LLC
GAP Coinvestments IV, LLC
GAPCO Gmbh & Co. KG

Schedule B
Delaware Selling Stockholders
General Atlantic Partners 83, L.P.
GAP-W LLC
GapStar, LLC
GAP Coinvestments CDA, L.P.
GAP Coinvestments III, LLC
GAP Coinvestments IV, LLC